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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                NOVEMBER 3, 1995
                                (Date of Report)
               Date of earliest event reported:  October 30, 1995


                           BRADLEY REAL ESTATE, INC.
             (Exact name of Registrant as specified in its charter)




                                    Maryland
                 (State or other jurisdiction of incorporation)


         1-10378                                    04-6034603
  (Commission File Number)              (I.R.S. Employer Identification No.)

  250 BOYLSTON STREET
  BOSTON, MASSACHUSETTS                                                02116
  (Address of principal executive offices)                        (Zip Code)


              Registrant's telephone number, including area code:
                                 (617) 421-0750

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ITEM 5.   OTHER EVENTS.

On October 30, 1995, Bradley Real Estate, Inc. ("Bradley") and Tucker Properties Corporation ("Tucker") entered into a merger agreement (the "Agreement") whereby (i) Tucker will merge with and into Bradley, (ii) the separate corporate existence of Tucker will cease, and (iii) Bradley will become the surviving corporation (the "Merger"). The Agreement is attached hereto as EXHIBIT 2.1 and is incorporated herein by reference. As a result of the consummation of the Merger, Bradley will acquire the general partnership interests and those limited partnership units in the Tucker Operating Limited Partnership ("TOP") which are currently owned by Tucker. At the effective time of the Merger, the Agreement of Limited Partnership of TOP will be amended and restated in the form attached hereto as EXHIBIT 10.1 (such form is incorporated herein by reference). The joint press release issued by Bradley and Tucker in connection with the execution of the Agreement is attached hereto as EXHIBIT 99.1 and is incorporated herein by reference.

Pursuant to the terms of the Agreement, if the average closing price of Bradley common stock for the twenty trading days prior to the fifth day preceding the closing is $16.00 or more, each share of Tucker common stock will be exchanged for 0.665 of a share of Bradley common stock. If such average closing price is between $15.50 and $16.00, the exchange ratio will be $10.64 divided by the average closing price. If the average closing price is less than $15.50, the exchange ratio will be 0.686.

The Agreement has been unanimously approved by the Board of Directors of both Bradley and Tucker. The Merger is subject to various approvals by third parties and other closing conditions including approval by the stockholders of both companies. It is currently anticipated that the Merger will be closed in the first quarter of 1996.

E. Lawrence Miller, Bradley's president and chief executive officer, will serve as president and chief executive officer of the combined entity, and Thomas D'Arcy and Richard Heuer will remain executive vice presidents of Bradley. The composition of Bradley's board of directors will remain the same following the consummation of the transaction.

In connection with the execution of the Agreement, Tucker has adopted the Tucker Properties Corporation Severance Pay Plan (a copy of which is attached hereto as EXHIBIT 10.2 and is incorporated herein by reference) and has entered into individual severance agreements with the following individuals:
Kenneth Tucker, Richard Tucker, Harold Eisenberg, Norris Eber, Larry Tucker and William Karnes (copies of which are attached hereto as EXHIBIT 10.3 through EXHIBIT 10.8 and are incorporated herein by reference). Upon consummation of the Merger, Bradley will assume and be bound by the Tucker Properties Corporation Severance Pay Plan and the individual severance agreements. In addition, Kenneth Tucker has agreed to enter into a consulting agreement with Bradley (a copy of which is attached hereto as EXHIBIT 10.9 and is incorporated herein by reference).



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired:             Not Applicable

(b)  Pro Forma Financial Information:                       Not Applicable

(c)  Exhibits:

     2.1 Agreement and Plan of Merger between Bradley Real Estate, Inc. and Tucker Properties Corporation, dated as of October 30, 1995

     10.1 Form of Amended and Restated Agreement of Limited Partnership of Bradley Operating Limited Partnership

     10.2 Tucker Properties Corporation Severance Pay Plan, dated October 29,
          1995

     10.3 Severance Agreement between Tucker Properties Corporation and Kenneth Tucker

     10.4 Severance Agreement between Tucker Properties Corporation and Richard Tucker

     10.5 Severance Agreement between Tucker Properties Corporation and Harold Eisenberg

     10.6 Severance Agreement between Tucker Properties Corporation and Norris Eber

     10.7 Severance Agreement between Tucker Properties Corporation and Lawrence Tucker

     10.8 Severance Agreement between Tucker Properties Corporation and William Karnes

     10.9 Form of Consulting Agreement between Bradley Real Estate, Inc. and Kenneth Tucker

     99.1 Press Release dated October 30, 1995



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   November 3, 1995               BRADLEY REAL ESTATE, INC.



                                       By: /s/ E. LAWRENCE MILLER
                                          -----------------------
                                         E. Lawrence Miller
                                         President and
                                         Chief Executive Officer





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

                                 EXHIBIT INDEX

Exhibit                                                                 Page
2.1  Agreement and Plan of Merger between Bradley Real                    6
     Estate, Inc. and Tucker Properties Corporation, dated
     as of October 30, 1995

10.1 Form of Amended and Restated Agreement of Limited                   68
     Partnership of Bradley Operating Limited Partnership

10.2 Tucker Properties Corporation Severance Pay Plan,                  120
     dated October 29, 1995

10.3 Severance Agreement between Tucker Properties Corporation          129
     and Kenneth Tucker

10.4 Severance Agreement between Tucker Properties Corporation          134
     and Richard Tucker

10.5 Severance Agreement between Tucker Properties Corporation and      139
     Harold Eisenberg

10.6 Severance Agreement between Tucker Properties Corporation and      144
     Norris Eber

10.7 Severance Agreement between Tucker Properties Corporation and      149
     Lawrence Tucker

10.8 Severance Agreement between Tucker Properties Corporation and      154
     William Karnes

10.9 Form of Consulting Agreement between Bradley Real Estate, Inc.     157
     and Kenneth Tucker

99.1 Press Release dated October 30, 1995                               161



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